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                                                                   EXHIBIT 4.1


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
COMMON STOCK                                         [LOGO]                                                     COMMON STOCK



                                                     EDUCATIONAL MEDICAL, INC.

INCORPORATED UNDER THE LAWS OF                                                                                  SEE REVERSE FOR
   THE STATE OF DELAWARE                                                                                      CERTAIN DEFINITIONS
                                                                                                               CUSIP 281490 10 2


        THIS CERTIFIES THAT







        IS THE OWNER OF

                    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 PER SHARE, OF
                                                     EDUCATIONAL MEDICAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the
Articles of Incorporation and Bylaws of the Corporation, and all amendments thereto, to all of which the holder, by acceptance hereof assents.
        This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.     Dated


        (SEAL)                  MORRIS C. BROWN               Vince Pisano                          Gary D. Kerber

                                Secretary          VICE PRESIDENT FINANCE TREASURER, AND        CHAIRMAN, PRESIDENT AND
                                                          CHIEF FINANICAL OFFICER               CHIEF EXECUTIVE OFFICER

                                                COUNTERSIGNED AND REGISTERED:
                                                FIRST UNION NTIONAL BANK OF NORTH CAROLINA
                                                             (CHARLOTTE, N.C.)
                                                                            TRANSFER AGENT
                                                                             AND REGISTRAR

                                                By

                                                                      AUTHORIZED SIGNATURE
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                          EDUCATIONAL MEDICAL, INC.

     THE AUTHORIZED CAPITAL STOCK OF EDUCATIONAL MEDICAL, INC. INCLUDES PREFERRED STOCK. UPON REQUEST THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, WITHOUT CHARGE, INFORMATION AS TO THE NUMBER OF SUCH SHARES AUTHORIZED AND OUTSTANDING AND A COPY OF THE PORTION OF THE ARTICLES OF INCORPORATION OR RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common
     TEN ENT  -- as tenants by the entireties
     JT TEN   -- as joint tenants with right of survivorship and not as tenants in common


     UNIF GIFT MIN ACT -- ____________________ Custodian ____________________
                                 (Cust)                        (Minor)
                          under Uniform Gift to Minors Act

                          ___________________________________________________
                                                (State)

    Additional abbreviations may also be used though not in the above list.


         For value received, _________________________________________ hereby sell, assign and transfer unto

                 PLEASE INSERT SOCIAL SECURITY OR OTHER
                     IDENTIFYING NUMBER OF ASSIGNEE

                [______________________________________]


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the Common Stock evidenced by this Certificate, and do hereby irrevocably consitute and appoint

_______________________________________________________________________ Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution.


Dated __________________________________



                                  ______________________________________________
                          N0TICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                  CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                  FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                  WITHOUT ALTERATION OR ANY CHANGE WHATEVER.



         SIGNATURE(S) GUARANTEED: ______________________________________________
                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                  ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                  STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                  AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                  APPROVED SIGNATURE GUARANTEE MEDALLION
                                  PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.